UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 22, 2008 (January 17, 2008)

MDU Resources Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3480	41-0423660
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

1200 West Century Avenue
P.O. Box 5650
Bismarck, North Dakota 58506-5650
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code (701) 530-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On January 17, 2008, Bruce T. Imsdahl, President and Chief Executive Officer of Montana-Dakota Utilities Co. (“Montana-Dakota”), announced his intention to retire on June 5, 2008, after 38 years of service.  He also will retire from his positions as President and Chief Executive Officer of Montana-Dakota and Great Plains Natural Gas Co., both of which are utility divisions of MDU Resources Group, Inc. (the “Company”), and as Chief Executive Officer of Cascade Natural Gas Corporation, an indirect utility subsidiary of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MDU RESOURCES GROUP, INC.

Date January 22, 2008	By /s/ Doran N. Schwartz
Doran N. Schwartz
Vice President and
Chief Accounting Officer